SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 16, 2007

Earth Biofuels, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 303 Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Sheet balance Sheet Arrangement for the Registrant.

 On July 11, 2007, certain Noteholders commenced an involuntary bankruptcy proceeding against the Earth Biofuels, Inc. (the “Company”) pursuant to Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware, Case No. 07-10928 (CSS) (the “Bankruptcy Case”).

On November 14, 2007, the Company negotiated and executed a settlement agreement with the group of creditors who had petitioned for an involuntary bankruptcy against the company on July 11 of this year (the “Restructuring Transaction”).  The settlement requires the creditors to dismiss their petition of bankruptcy. Under the terms of the agreement, Earth Biofuels will grant certain security interests to the creditors and will execute a restructuring plan within 120 days.

The Restructuring Transaction is contemplated to require the parties involved, including the Company and Noteholders, to enter into the following definitive documents (collectively, the “Restructuring Transaction Documents”):

(1)
An Interim Restructuring Agreement by and among the Company, the Noteholders who are signatories thereto, Dennis McLaughlin, the Company’s CEO (“McLaughlin”), and the Company’s subsidiaries listed therein on Schedule A (“Interim Restructuring Agreement”). A current draft of the Interim Restructuring Agreement as of the date of this filing is attached hereto as Exhibit 99.1 and incorporated herein by reference;

(2)
A Release Agreement by and among the Company, the Company’s subsidiaries named therein, and the Noteholders who are signatories thereto (“Release”). A current draft of the Release as of the date of this filing is attached hereto as Exhibit 99.2 and incorporated herein by reference;

(3)
A Confession of Judgment and accompanying Affidavit of Confession of Judgment (together, the “Confession of Judgment”) to be executed by the Company in favor of each of the Noteholders who are signatories to the Interim Restructuring Agreement. A current draft of the Confession of Judgment to be executed as of the date of this filing is attached hereto as Exhibit 99.3 and incorporated herein by reference;

(4)
A Guaranty given by the subsidiaries of the Company (“Subsidiary Guaranty”) for the prompt payment of the total outstanding amount due and owing to the Noteholders who are signatories to the Interim Restructuring Agreement, upon the occurrence of certain trigger events outlined in the Subsidiary Guaranty. A current draft of the Subsidiary Guaranty as of the date of this filing is attached hereto as Exhibit 99.4 and incorporated herein by reference;

(5)
An Escrow Agreement by and among Schulte Roth & Zabel LLP (“SRZ”), the Noteholders who are signatories to the Interim Restructuring Agreement, the Company, McLaughlin, and the Company’s subsidiaries listed therein (“Escrow Agreement”), appointing SRZ to serve under the terms of the Escrow Agreement as the escrow agent to hold and release the original versions of all executed documents related to the Restructuring Transaction, including the documents attached as Exhibits 99.13 to 99.16 hereto. A current draft of the Escrow Agreement as of the date of this filing is attached hereto as Exhibit 99.17 and incorporated herein by reference.

      In addition, McLaughlin has agreed to a limited personal guaranty in favor of the Noteholders who are signatories to the Interim Restructuring Agreement for a portion of the total amount due to such Noteholders.

As of the date hereof, neither the McLaughlin guaranty nor the drafts of the documents attached hereto as Exhibits 99.1 to 99.5 have been executed or entered into by any of the parties thereto. However, as certain Noteholders have disseminated these documents in their Schedule 13 filings, the Company is providing this disclosure to provide full and fair disclosure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1:
Draft of Interim Restructuring Agreement by and among Earth Biofuels, Inc., each of the Earth Biofuels, Inc. subsidiaries named therein, Dennis McLaughlin, and the Noteholders that are signatories thereto.

Exhibit 99.2
Exhibit 99.3:
Draft of Release by and among Earth Biofuels, Inc., each of the Earth Biofuels, Inc. subsidiaries named therein, and the Noteholders that are signatories thereto.

Draft of the Confession of Judgment and accompanying Affidavit of Confession of Judgment                    by Dennis McLaughlin, on behalf of Earth Biofuels, Inc.

Exhibit 99.4:	Draft of Guaranty Agreement by each of the Earth Biofuels, Inc. subsidiaries named therein, as guarantors, for the benefit of Radcliffe and certain other Noteholders that are signatories thereto.

Exhibit 99.5:
Draft of Escrow Agreement by and among Schulte Roth & Zabel LLP, Radcliffe and the other Noteholders that are signatories thereto, Earth Biofuels, Inc., Dennis McLaughlin, and the Earth Biofuels, Inc. subsidiaries named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels, Inc.
(Registrant)

Date: November 20, 2007	By:	/s/ Dennis G. McLaughlin, III
Dennis G. McLaughlin, III,
Chief Executive Officer

3

Exhibit 99.1
INTERIM RESTRUCTURING AGREEMENT
     THIS INTERIM RESTRUCTURING AGREEMENT, (the “Agreement”), is dated of the [___] day of November, 2007 (“Agreement Date”) by and among (i) the LENDERS that are signatories hereto (collectively, the “Lenders”); (ii) EARTH BIOFUELS, INC., a Delaware Corporation, (“EBOF”); (iii) DENNIS MCLAUGHLIN, (“McLaughlin”) an individual; and (iv) entities listed on the SCHEDULE OF EBOF SUBSIDIARIES attached hereto as Schedule A (individually, a “Subsidiary” and collectively, the “Subsidiaries”).
RECITALS
          WHEREAS, Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio (“Radcliffe”), Castlerigg Master Investments Ltd. (“Castlerigg”), and Capital Ventures International (“CVI”; collectively, the “Initial Bridge Lenders”) are parties to a Securities Purchase Agreement, dated as of June 7, 2006 (the “Initial Bridge Securities Purchase Agreement”) with Earth Biofuels, Inc. (“EBOF”), pursuant to which EBOF issued, among other things, warrants to purchase 1,500,000 shares of common stock, $0.001 par value (the “Common Stock”), of EBOF at the exercise price of $2.93 (the “Initial Bridge Warrants”) and in connection with the Initial Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the “Initial Bridge Registration Rights Agreement,” collectively with the Initial Bridge Securities Purchase Agreement and the Initial Bridge Warrants, the “Initial Bridge Transaction Documents”) under which it agreed to cooperate in the registration of the securities under the Initial Bridge Securities Purchase Agreement;
          WHEREAS, Castlerigg (the “Second Bridge Lender”) is a party to a Securities Purchase Agreement, dated as of July 10, 2006 (the “Second Bridge Securities Purchase Agreement”) with EBOF, pursuant to which EBOF issued, among other things, warrants to purchase 1,500,000 shares of Common Stock at the exercise price of $2.50 (the “Second Bridge Warrants”) and in connection with the Second Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the “Second Bridge Registration Rights Agreement,” collectively with the Second Bridge Securities Purchase Agreement, Second Bridge Warrants, the “Second Bridge Transaction Documents”) under which it agreed to cooperate in the registration of the securities under the Second Bridge Securities Purchase Agreement;
          WHEREAS, Radcliffe, Castlerigg, CVI, YA Global Investments, L.P. (formerly known as Cornell Capital, L.P. (“Yorkville”)), Cranshire Capital L.P. (“Cranshire”), Portside Growth and Opportunity Fund (“Portside”), Evolution Master Fund Ltd. SPC, Segregated Portfolio M (“Evolution”), and Kings Road Investments Ltd. (“Kings Road”; collectively, the “Noteholders”) are parties to a Securities Purchase Agreement, dated as of July 24, 2006 (the “Securities Purchase Agreement”) with EBOF, pursuant to which EBOF issued (i) 8% Senior Convertible Notes (collectively, the “Notes”) in the aggregate principal amount of $52.5 million, which were unsecured and convertible into shares of Common Stock at $2.90 per share, and (ii) warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90 (the “Warrants”) and in connection with the Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the “Registration Rights Agreement,” collectively with the Initial Bridge Transaction Documents, the Second Bridge Transaction Documents, the Securities Purchase Agreement, Notes, and Warrants, the “Transaction Documents”) under which it agreed to cooperate in the registration of the securities under the Securities Purchase Agreement;

          WHEREAS, each Noteholder delivered an Event of Default Redemption Notice to EBOF identifying various events of default under its Note and demanding that EBOF redeem the Noteholder’s interest in the Note at the Event of Default Redemption Price and EBOF failed to remit the Event of Default Redemption Price;
          WHEREAS, numerous Events of Default as defined in the Transaction Documents have occurred and are continuing;
          WHEREAS, on July 11, 2007, Radcliffe, Yorkville, Portside, Castlerigg and Evolution (the “Petitioning Creditors”) commenced an involuntary bankruptcy proceeding against EBOF pursuant to Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware, Case No. 07-10928 (CSS) (the “Bankruptcy Case”);
          WHEREAS, for the past several months, EBOF has engaged in discussions with Castlerigg and certain of the other Noteholders regarding the terms of an out-of-court restructuring;
          WHEREAS, EBOF wishes to further explore the possibility of restructuring and modifying the existing rights and obligations under the Transaction Documents with the Noteholders, through one or more definitive documents to be negotiated during the course of the next 6 to 12 months (the “Restructuring Transaction”);
          WHEREAS, at EBOF’s request, the Lenders are willing, subject to and on the terms and conditions hereof and of the documents to be executed in connection herewith, to forbear from exercising rights and remedies under the Transaction Documents and, as applicable, to consent to dismissal of the Bankruptcy Case in exchange for the terms hereof and of the documents to be executed in connection herewith.
     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration recited in this Agreement, the receipt and sufficiency of which are herein acknowledged, the Lenders, EBOF, McLaughlin and the Subsidiaries (each, a “Party”; collectively, the “Parties”) agree to the following:
1. Dismissal of Bankruptcy Case
(a)
EBOF and each Lender that is a Petitioning Creditor shall consent, subject to section 2(b) below, to the dismissal of the Bankruptcy Case pursuant to Section 303(j) of the Bankruptcy Code, with each Party to bear its own costs.

(b)
Concurrently with the filing of the joint motion to dismiss (the “Dismissal Motion”), which shall be in form and substance acceptable to the Lenders that are Petitioning Creditors, EBOF shall also file with the Bankruptcy Court a verified list of creditors who shall receive notice of the motion to dismiss the Bankruptcy Case.

(c)	EBOF and the Lenders that are Petitioning Creditors shall file the Dismissal Motion to dismiss the Bankruptcy Case with the Bankruptcy Court by no later November [___], 2007.[1]
2. New Collateral Documents
(a)
Concurrently with the execution of this Agreement, the Parties (as applicable) shall execute the following documents, forms of which are attached hereto as Exhibits A — D) (collectively, the “Collateral Documents”) all which shall be effective as of the Dismissal Date (as defined in section 8 below):

	(i)	release agreement;

	(ii)	guaranty from McLaughlin (“McLaughlin Guaranty”) in favor of the Lenders;

	(iii)	confessions of judgment by EBOF in favor of each of the Lenders (individually and collectively, the “Confessions of Judgment”); and

	(iv)	guaranty from the Subsidiaries (“Subsidiary Guaranty”) in favor of the Lenders.
3. Forbearance
(a)
Each Lender hereby agrees to forebear from exercising or enforcing any contractual, legal or equitable rights or remedies (including, but not limited to, exercising any creditor remedies) arising under or related to the Transaction Documents or Collateral Documents from the Dismissal Date (defined in section 8 below) until the earliest of the following to occur (each a “Standstill Expiration Event”):

	(i)	June [___], 2008, which may be extended with the prior written consent of all Lenders in their sole discretion; [2]

	(ii)	180 days from the Dismissal Date, which may be extended with the prior written consent of all Lenders in their sole discretion;

	(iii)	final consummation of all aspects of the restructuring (as determined by the Lenders holding 66 2/3% of the aggregate principal amount of the Notes (the “Required Lenders”) in their sole discretion);

	(iv)	any of the following events occur:

[1]	Insert date that is 5 calendar days after execution of this Agreement.

[2]	Insert date that 225 days from the execution of this Agreement.

(1)
prior to the Restructuring Consummation Deadline (as defined in section 3(a)(iv)(5) below), either (x) an order for relief is entered in a case under the Bankruptcy Code with respect to EBOF or any Subsidiary, or (y) an involuntary bankruptcy petition is filed against either EBOF or any Subsidiary and such petition is not dismissed on or before sixty (60) days after the date such petition is filed;

(2)
failure of EBOF to execute security documents (in form and substance acceptable to the Required Lenders as determined by the Required Lenders in their sole discretion) sufficient to provide the Lenders with liens, subject only to any valid then-existing liens, on all of EBOF’s assets to secure EBOF’s obligations under the Confessions of Judgment and the Transaction Documents on or before ten (10) days after the Dismissal Date;

(3)
failure of all Subsidiaries to execute security documents (in form and substance acceptable to the Required Lenders as determined by the Required Lenders in their sole discretion) in favor of the Lenders subject only to any valid then-existing liens, securing their respective obligations under the Subsidiary Guaranty on or before ten (10) days after the Dismissal Date;

(4)
failure of EBOF and Subsidiaries to execute a term sheet with the material terms of a restructuring (in form and substance acceptable to the Required Lenders in their sole discretion) (the “Restructuring Term Sheet”) on or before thirty (30) days after the Dismissal Date;

(5)
failure of EBOF and Subsidiaries to consummate the transactions contemplated in the Restructuring Term Sheet fully (as determined by the Required Lenders in their reasonable discretion) (“Restructuring Consummation Deadline”) on or before one hundred and twenty (120) days after the Dismissal Date;

(6)
any action is commenced to void, avoid, invalidate, subordinate, recharacterize, reduce or recover (in whole or in part) any or all of the Collateral Documents, any claim of any of the Lenders under any of the Notes or any of the other Transaction Documents, any lien granted to secure any such claim or any obligation under any of the Collateral Documents or any of the Transaction Documents (including, without limitation, the actions described in sections 5(b) and (c) below), or any payment made in respect of such claim or obligation; and

(7)	EBOF or any Subsidiary grants or permits to exist any lien not in existence as of the date of this Agreement on any of its assets.

(b)	The Required Lenders can waive a Standstill Expiration Event under section 3(a)(iv) (1)-(7) only by a writing signed by the Required Lenders delivered to EBOF with written notice to all other Lenders.

(c)
Any proceeds recovered by any Lender under any of the Collateral Documents shall be held by such other Lender in trust for the Pro Rata benefit of the other Lenders and distributed accordingly. The term “Pro Rata” shall mean, as to any Lender, the ratio determined by dividing (x) the face amount of Notes then held by such Lender by (y) the face amount of Notes then held by all Lenders. This provision shall survive termination of this Agreement.

(d)
Nothing herein shall be deemed to prohibit any Lender from (i) acquiring, holding, voting or disposing of any securities issued upon the exercise of the Warrants or upon the conversion of the Notes, (ii) exercising or refraining from exercising, the Warrants, (iii) converting, or refraining from converting, the Notes, or (iv) taking any action to compel EBOF to comply with any such exercise or conversion.

4.
Restructuring Transaction. Until the occurrence of a Standstill Expiration Event, each Lender expressly agrees that it shall be bound to accept any Restructuring Transaction proposed by EBOF and accepted in writing by the Required Lenders with written notice to all Lenders; provided, however, that no proposed Restructuring Transaction or any other transaction or agreement with EBOF, its Subsidiaries or any of their affiliates or with McLaughlin relating to the Transaction Documents shall be approved or accepted by any Lender unless the transaction or agreement offers the same consideration and the same terms and conditions to all Lenders, with each such Lender’s share of such consideration to be determined on a Pro Rata basis, and no consideration is offered or given to any person or entity in connection therewith other than the Lenders. The Parties acknowledge that the Restructuring Transaction may be implemented in stages. Nothing contained in this section, elsewhere in this Agreement or in any Collateral Document shall, or shall be used to, impose on any Lender any monetary obligation (including, without limitation, making any loan, investing any capital, or making any other financial accommodation) as a result of, or relating to, or arising out of the Bankruptcy Case or the Restructuring Transaction without the prior written consent of such Lender, which may be granted or withheld in such Lender’s sole discretion. No Lender shall be bound by any such obligation absent such prior written consent by it.

5.	Acknowledgement of Total Debt.

(a)
Subject only to section 6 below, EBOF, McLaughlin and the Subsidiaries acknowledge that the aggregate amount due and owing from EBOF to the Noteholders pursuant to the Transaction Documents is $100,651,173 (as of September 28, 2007) (as set forth on Schedule B) plus fees, costs, and expenses, and that such amount is immediately due and payable to the Noteholders without set-off, counterclaim, deduction, offset or defense (the “Total Debt”).

(b)
Subject only to section 6 below, EBOF, McLaughlin, and the Subsidiaries shall not directly or indirectly object to, challenge, contest or otherwise seek to invalidate or reduce (or support directly or indirectly any other person or entity in any such objection, challenge or contest) the existence, validity or amount of the Total Debt, the obligations under the Transactions Documents or the Collateral Documents or any lien granted to secure such obligations to the extent such claims are held by or obligations are owed to the Lenders.

	(c)	EBOF, McLaughlin and the Subsidiaries shall not directly or indirectly seek to subordinate or recharacterize any claim of any Lender.
6.
Reservation of Rights. The acknowledgement and covenants in section 5 above shall only apply with respect to the claims and liens that are held by the Lenders. EBOF reserves all rights to challenge any claim held by any Noteholder that is not a signatory to this Agreement.

7.
After Acquired Claims. In the event that a Lender acquires and continues to hold the Notes and Warrants (the “Excluded Securities”) under the Transaction Document of a Noteholder that is not a signatory hereto (an “Excluded Noteholder”), such Excluded Securities acquired (and held) by such Lender shall be deemed to be Notes and Warrants of such Lender governed by the terms and conditions of this Agreement and the Collateral Documents (and the benefits thereunder) as if such Excluded Securities were held by such Lender as of the date of this Agreement (but only for so long as such Excluded Securities are held by such Lender). The Pro Rata share of any Lender that acquires Notes from an Excluded Noteholder (or that transfers any portion of its Notes) shall be adjusted accordingly.

8.
Effective Date. This Agreement and the Collateral Documents shall be placed into escrow pursuant to an escrow agreement (the form of which is attached hereto as Exhibit E) and shall be released from escrow and shall become effective on the date that an order dismissing the Bankruptcy Case (a “Dismissal Order”) is entered on the docket provided that such order is not stayed (the “Dismissal Date”); provided, however, that if the Dismissal Date fails to occur on or before December 21, 2007 (or such later date as may be agreed in writing by all Lenders prior to the expiration of such date or dates) (a “Failure Event”), then, (a) EBOF shall immediately file a notice to withdraw the Dismissal Motion (the “Withdrawal Notice”), which the Lenders that are Petitioning Creditors hereby authorize upon the occurrence of a Failure Event (or if EBOF fails to do so, EBOF hereby authorizes the Lenders that are Petitioning Creditors to do so on EBOF’s behalf), and (b) this Agreement and the Collateral Documents shall be null and void upon entry of the Withdrawal Notice on the docket of the Bankruptcy Court, provided that a Dismissal Order has not been previously docketed. If (i) the Dismissal Motion is denied, then this Agreement and the Collateral Documents shall be null and void or (ii) a Withdrawal Notice is filed before a Dismissal Order (if any) is entered, then this Agreement and the Collateral Documents shall be null and void as contemplated in clause (b) above, and, in each case, to the fullest extent possible, each of the Parties shall be restored to the position it held immediately before the Agreement Date. The Parties shall cooperate to seek dismissal of the Bankruptcy Case as expeditiously as possible and such cooperation agreement shall be effective upon execution of this Agreement. Notwithstanding the foregoing, sections 1, 2, 7, 8-15, and 17-20 shall be effective immediately upon execution of this Agreement and such sections shall terminate and be of no further force or effect if this Agreement and the Collateral Documents become null and void as described above.

9.
Interim Protections. Between the date of execution of this Agreement and the Dismissal Date, neither EBOF nor any of its Subsidiaries shall (a) incur any debt or transfer any asset outside the ordinary course of business, (b) grant any lien or permit any lien to arise on any of its assets, or (c) otherwise take any action that would be inconsistent with, or adverse in any way to, any of the terms of this Agreement or of any of the Collateral Documents, as if such agreements were in full force and effect, without the prior written consent of the Required Lenders.

10.
Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.
Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

12.	Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
13.	Recitals. Each of the Recitals is incorporated herein by this reference and shall become part of the Agreement.

14.	No Conflict Intended. Any inconsistency between this Agreement and the Exhibits attached hereto shall be resolved in favor of this Agreement.
15.
Integration; Effect. This Agreement constitutes the entire agreement of the Parties pertaining to the subject matter hereof and all prior negotiations and representations relating thereto are merged herein. The terms and conditions set forth in this Agreement are the product of joint draftsmanship by all Parties, each being represented or having the opportunity to be represented by counsel, and any ambiguities in this Agreement or any documentation prepared pursuant to or in connection with this Agreement shall not be construed against any of the parties because of draftsmanship. This Agreement, is not intended to modify and does not modify the rights, remedies and obligations of the signatories under the Transaction Documents, except to the extent expressly set forth herein and then only with respect to the Parties hereto.

16.
Pending Litigation. To the extent that any Lender and EBOF are currently parties to an action on the Notes or other Transaction Documents, at the request of such Lender, EBOF shall consent to the dismissal of such action without prejudice and with each side to bear its own costs.

17.
Waiver of Adjustment of Conversion Price Upon Issuance of Common Stock. EBOF and the Lenders (as applicable) agree to waive the application of section 7(a) of the Notes, section 6(e) of the Initial Bridge Warrants, section 6(e) of the Second Bridge Warrants, and section 2(a) of the Warrants (collectively, the “Anti-Dilution Provisions”) beginning on the date hereof and continuing until the earlier of (i) the date that this Agreement and the Collateral Documents becomes null and void pursuant to section 8 of this Agreement; or (ii) the occurrence of a Standstill Expiration Event (each, a “Termination Event”). If a Termination Event occurs, and upon such Termination Event occurring, the Anti-Dilution Provisions shall apply retroactively to any dilutive issuances that occur between the date hereof and the occurrence of such Termination Event.

18.	Third Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and no other person or entity shall be a third-party beneficiary hereof.

19.
Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, each Party and its respective successors and assigns (“Assigns”). In the case of an assignment or transfer of a Note, the assignee or transferee acquiring any interest in the Note shall execute and deliver to each Lender and EBOF (other than the respective assignor or transferor) a written acknowledgment of receipt of a copy of this Agreement and the written agreement by such person to be bound by the terms of this Agreement.

20.
Notices. Any written notice required to be given under this Agreement shall be sent to the following by mail, electronic mail or facsimile, and shall be deemed given upon such mailing and sending by facsimile:

If to Earth Biofuels, Dennis McLaughlin, or the Subsidiaries:
3001 Knox Street, Suite 403
Dallas, Texas 75205
Telephone: (214) 389-9800
Facsimile: (214) 389-9805
Attention: Dennis McLaughlin
with a copy to:
Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Telephone: (214) 969-4710
Facsimile: (214) 969-4343
Attention: Charles R. Gibbs, Esq.
If to Castlerigg (to the extent it executes this Agreement):
40 West 57th Street
26th Floor
New York, New York 10019
Telephone: (212) 603-5700
Facsimile: (212) 603-5710
Attention: Cem Hacioglu (chacioglu@sandellmgmt.com)
                 Matthew Pliskin (mpliskin@sandellmgmt.com)
with a copy to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone: (212) 756-2000
Facsimile: (212) 593-5955
Attention: David M. Hillman, Esq.(david.hillman@srz.com)
                 Jeffrey S. Sabin, Esq.(jeffrey.sabin@srz.com)

If to Radcliffe (to the extent it executes this Agreement):
c/o RG Capital Management, L.P.
3 Bala Plaza — East, Suite 501
Bala Cynwyd, PA 19004
Telephone: (610) 617-5911
Facsimile: (610) 617-0570
Attention: Gerald F. Stahlecker
(gstahlecker@radcliffefunds.com)
with a copy to:
Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Telephone: (212) 230-8800
Facsimile: (212) 230-8888
Attention: Philip D. Anker, Esq. (Philip.Anker@wilmerhale.com)
If to Yorkville (the extent it executes this Agreement):
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07303
Attention: Eric Hansen, Esq. (ehansen@yorkvilleadvisors.com)
with a copy to:
Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201
Telephone: (214) 953-6571
Facsimile: (214) 953-6503
Attention: C. Luckey McDowell, Esq.
(luckey.mcdowell@bakerbotts.com)
If to Cranshire (to the extent it executes this Agreement):
Greenberg Traurig LLP
77 W. Wacker Dr., Suite 2500
Chicago, Illinois 60601
Telephone: (312) 456-8448
Facsimile: (312) 456-8435
Attention: Todd Mazur, Esq. (mazurt@gtlaw.com)
                  Peter Lieberman (liebermanp@gtlaw.com)

If to Evolution (the extent it executes this Agreement):
c/o Evolution Capital Management LLC
2425 Olympic Boulevard, Suite 120E
Santa Monica, California 90404
Telephone: (310) 315-8866
Attention: Brian S. Yeh (brian.yeh@evofund.com)
with a copy to:
Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Telephone: (212) 504-6373
Facsimile: (212) 504-6666
Attention: Gregory M. Petrick, Esq.
                 (gregory.petrick@cwt.com)
If to Kings Road (the extent it executes this Agreement):
c/o Polygon Investment Partners LP
598 Madison Avenue, 14th Floor
New York, New York 10022
Telephone: (212) 359-7300
Facsimile: (212) 359-7303
Attention: Erik M.W. Casperson
                 (ecaspersen@polygoninv.com)
                 Brandon L. Jones (bjones@polygoninv.com)
with a copy to:
Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Telephone: (213) 485-1234
Facsimile: (213) 891-8763
Attention: Russell Sauer, Esq. (russ.sauer@lw.com)
If to CVI (the extent it executes this Agreement):
c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, California 94111
Telephone: (415) 403-6510
Facsimile: (610) 617-3896
Attention: Michael Spolan (Michael.Spolan@sig.com)

with a copy to:
Klehr, Harrison, Harvey, Branzburg & Ellers, LLP
919 Market Street, Suite 1000
Wilmington, Delaware 19801
Telephone: (302) 426-1189
Facsimile: (302) 426-9193
Attention: Richard M. Beck, Esq. (rbeck@klehr.com)
If to Portside (the extent it executes this Agreement):
c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Telephone: (212) 845-7955
Facsimile: (212) 201-4802
Attention: Jeffrey Smith (jsmith@ramius.com)
                 Peter Feld (pfeld@ramius.com)
                 Owen Littman (olittman@ramius.com)
with a copy to:
Hennigan, Bennett & Dorman
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Telephone: (213) 694-1012
Facsimile: (213) 694-1234
Attention: Bruce Bennett, Esq. (bennettb@hbdlawyers.com)

     IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Earth Biofuels, Inc.		Castlerigg Master Investments Ltd.

By: Sandell Asset Management Corp.

By:		By:

	Name:		Name:
	Title:		Title:

Evolution Master Fund Ltd. SPC, Segregated Portfolio M		Capital Ventures International

		By:	Heights Capital Management, Inc.
its authorized agent

By:		By:

	Name:		Name:
	Title:		Title:

Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio		YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP By: Yorkville Advisors, LLC
By:	RG Capital Management Company, LLC	Its:	General Partner

By:	RGC Management Company, LLC

By:		By:

	Name:		Name:
	Title:		Title:

Cranshire Capital, LP		Portside Growth and Opportunity Fund

By:		By:

	Name:		Name:
	Title:		Title:

Kings Road Investments Ltd.

By:

Name:
Title:

     IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Name

Signature

Address

STATE OF TEXAS	)
	)	ss.
COUNTY OF DALLAS	)
     BEFORE ME, the undersigned authority, on this day personally appeared DENNIS MCLAUGHLIN, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.
     Given under my hand and seal of office, this ___ day of                     , 2007.

(Seal)	Notary Public, State of Texas

(Notary’s Name Typed or Printed)

My Commission Expires:

     IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Earth LNG, Inc.		Earth Biofuels, Technology Co, LLC d/b/a Advanced Biofuels Technology, LLC

By:		By:

	Name:		Name:
	Title:		Title:

Applied LNG Technologies, USA, LLC		Earth Biofuels Distribution Co.

By:		By:

	Name:		Name:
	Title:		Title:

Alternative Dual Fuels, Inc. d/b/a Apollo Leasing, Inc.		Earth Biofuels of Cordele, LLC
By:		By:

	Name:		Name:
	Title:		Title:

Arizona LNG, LLC		B20 Customs LLC

By:		By:

	Name:		Name:
	Title:		Title:

Fleet Star, Inc.		Earth Biofuels Operating, Inc.

By:		By:

	Name:		Name:
	Title:		Title:

Durant Biofuels, LLC		Earth Biofuels Retail Fuels, Co.

By:		By:

	Name:		Name:
	Title:		Title:

Earth Ethanol of Washington LLC		Earth Ethanol, Inc.

By:		By:

	Name:		Name:
	Title:		Title:

SCHEDULE A
SCHEDULE OF EBOF SUBSIDIARIES
Subsidiary

Earth LNG, Inc.
Applied LNG Technologies, USA, LLC
Alternative Dual Fuels, Inc.
d/b/a Apollo Leasing, Inc.
Arizona LNG, LLC
Fleet Star, Inc.
Durant Biofuels, LLC
Earth Biofuels, Technology Co, LLC
d/b/a Advanced Biofuels Technology, LLC
Earth Biofuels Distribution Co
Earth Biofuels of Cordele, LLC
B20 Customs LLC
Earth Biofuels Operating, Inc.
Earth Biofuels Retail Fuels, Co.
Earth Ethanol, Inc.
Earth Ethanol of Washington LLC

SCHEDULE B
SCHEDULE OF AMOUNTS DUE AND OWING

Amount Due as of
Lender	September 28, 2007

Castlerigg Master Investments Ltd.	$21,760,827

Evolution Master Fund Ltd. SPC, Segregated Portfolio M	$22,036,827

Kings Road Investments Ltd.	$19,162,458

Capital Ventures International	$15,526,233

Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio	$9,581,229

YA Global Investments, L.P. (formerly, Cornell Capital Partners, L.P.)	$5,876,738

Portside Growth & Opportunity Fund	$3,832,492

Cranshire Capital LP	$2,874,369

Total	$100,651,173

EXHIBIT A
RELEASE

EXHIBIT B
MCLAUGHLIN GUARANTY

EXHIBIT C
CONFESSIONS OF JUDGMENT

EXHIBIT D
SUBSIDIARY GUARANTY

EXHIBIT E
ESCROW AGREEMENT

Exhibit 99.2

RELEASE
     EARTH BIOFUELS, INC. (“EBOF”) and each entity listed on the SCHEDULE OF EBOF SUBSIDIARIES attached hereto as Exhibit A (individually, a “Subsidiary” and collectively, the “Subsidiaries”) on behalf of themselves their present and former employees, officers, directors, members, attorneys, subsidiaries, affiliates, divisions, assignors, predecessors, successors and assigns, in their capacities as such (collectively, the “EBOF Releasors”), hereby release and forever discharge each entity listed on the SCHEDULE OF EBOF NOTEHOLDERS attached hereto as Exhibit B that are signatories hereto (individually, a “Noteholder”, and collectively, the “Noteholders”) and their present and former employees, officers, directors, members, attorneys, parents, subsidiaries, affiliates, divisions, assignors, investment managers, control persons, partners, shareholders, predecessors, successors and assigns, in their capacities as such (collectively the “Released Parties”), of and from any and all claims, liabilities, demands, rights, obligations, damages, expenses, attorneys’ fees and causes of action whatsoever from the beginning of the world to the date of this Release, whether individual, class or derivative in nature, whether at law or in equity, whether based on federal, state or foreign law, foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued, which Releasors have, had, or can, shall or may hereafter have against the Released Parties that arise out of, relate to, or are in any way connected with (i) the Securities Purchase Agreement, dated as of June 7, 2006 between EBOF and certain Noteholders (the “Initial Bridge Securities Purchase Agreement”); (ii) the warrants to purchase 1,500,000 shares of common stock, $0.001 par value (the “Common Stock”), of EBOF at the exercise price of $2.93 issued by EBOF to certain Noteholders pursuant to the Initial Bridge Securities Purchase Agreement (the “Initial Bridge Warrants”); (iii) the Registration Rights Agreement issued in connection with the Initial Bridge Securities Purchase Agreement (the “Initial Bridge Registration Rights Agreement”, collectively with the Initial Bridge Securities Purchase Agreement and the Initial Bridge Warrants, the “Initial Bridge Transaction Documents”); (iv) the Securities Purchase Agreement, dated as of July 10, 2006 between EBOF and certain Noteholders (the “Second Bridge Securities Purchase Agreement”); (v) the warrants to purchase 1,500,000 shares of Common Stock at the exercise price of $2.50 issued by EBOF to certain Noteholders pursuant to the Second Bridge Securities Purchase Agreement (the “Second Bridge Warrants”); (vi) the Registration Rights Agreement issued in connection with the Second Bridge Securities Purchase Agreement (the “Second Bridge Registration Rights Agreement”, collectively with the Second Bridge Securities Purchase Agreement, Second Bridge Warrants, the “Second Bridge Transaction Documents”); (vii) the Securities Purchase Agreement, dated as of July 24, 2006 between EBOF and the Noteholders (the “Securities Purchase Agreement”); (viii) the 8% Senior Convertible Notes (collectively, the “Notes”) in the aggregate principal amount of $52.5 million issued by EBOF to the Noteholders pursuant to the Securities Purchase Agreement; (ix) the warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90 (the “Warrants”) issued by EBOF to the Noteholders in connection with the Securities Purchase Agreement; (x) the Registration Rights Agreement”) issued in connection with the Securities Purchase Agreement; (the “Registration Rights Agreement” collectively with the Initial Bridge Transaction Documents, the Second Bridge Transaction Documents, the Securities Purchase Agreement, Notes, and Warrants, the “Transaction Documents”) or (xi) the involuntary bankruptcy proceeding commenced against

EBOF by certain Noteholders on July 11, 2007 pursuant to Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Case No. 07-10928 (CSS) (the “Bankruptcy Case”) including but not limited to, all claims that could have been asserted under Section 303(i) of the Bankruptcy Code and any counterclaims or cross-claims related thereto.
     The Noteholders on behalf of themselves their present and former employees, officers, directors, members, attorneys, subsidiaries, affiliates, divisions, assignors, predecessors, successors and assigns, investment managers, control persons, partners, shareholders, in their capacities as such (collectively, the “Noteholder Releasors”), hereby release and forever discharge the present and former employees, officers, directors, and attorneys of EBOF and the Subsidiaries (but not EBOF or such Subsidiaries themselves), in their capacities as such (collectively, the “EBOF Released Parties”), of and from any and all claims, liabilities, demands, rights, obligations, damages, expenses, attorneys’ fees and causes of action whatsoever from the beginning of the world to the date of this Release, whether individual, class or derivative in nature, whether at law or in equity, whether based on federal, state or foreign law right of action, foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued, which Noteholder Releasors have, had, or can, shall or may hereafter have against the EBOF Released Parties that arise out of, relate to, or are in any way connected with (i) the Transaction Documents, or (ii) the Bankruptcy Case. For the avoidance of doubt, the EBOF Released Parties shall not include EBOF or any of its Subsidiaries.
     This Release shall be placed into escrow pursuant to an escrow agreement (the form of which is attached hereto as Exhibit C) and shall be released therefrom and become effective in accordance with its terms upon on the date that the order by the Bankruptcy Court dismissing the Bankruptcy Case is entered on the docket.
     The EBOF Releasors and Noteholder Releasors hereby acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Release but that it is their intention to, and they do hereby fully, finally and forever settle and release any and all claims, liabilities, demands, and causes of action, known or unknown, suspected and unsuspected, of every kind and nature whatsoever, which now exist, may hereafter exist, or may heretofore have existed with respect to the subject matter of this Release. In furtherance of such intention, they acknowledge that this Release shall be and remain in effect as a full and complete release, notwithstanding the subsequent discovery or existence of any such additional or different facts.
     Nothing in this release shall release EBOF or its Subsidiaries with respect to any obligation to the Noteholders including, but not limited to, obligations arising out of any of the Transaction Documents, the Interim Restructuring Agreement, dated November [___], 2007 (the “Interim Restructuring Agreement”), or any of the documents contemplated in the Interim Restructuring Agreement. Nothing in this release shall release Dennis McLaughlin from any obligation to the Noteholders arising out of the Interim Restructuring Agreement or any of the documents contemplated in the Interim Restructuring Agreement, including, without limitation, the Guaranty by Dennis McLaughlin, dated November [___], 2007.

2

     In any litigation arising from or related to an alleged breach of this Release, this Release may be pleaded as a defense, counterclaim or cross claim, and shall be admissible into evidence without any foundation testimony whatsoever.
     The EBOF Releasors expressly covenant and agree that this Release shall be binding in all respects upon their respective successors, assigns and transferees, and shall inure to the benefit of successors and assigns of the Released Parties.
     This Release shall be governed by New York law without giving effect to any conflict of law provisions and shall not be altered, amended or modified in any respect, except by a writing duly signed by the party against whom the alteration, amendment or modification is to be charged.
[SIGNATURE PAGE FOLLOWS]

3

     IN WITNESS WHEREOF, the undersigned has duly executed this Release.

EARTH BIOFUELS, INC. on behalf of itself and the Subsidiaries
By:
Name:
Title:
Date:

4

     IN WITNESS WHEREOF, the undersigned has duly executed this Release.

CASTLERIGG MASTER INVESTMENTS LTD		EVOLUTION MASTER FUND LTD. SPC,
By:	Sandell Asset Management Corp.	SEGREGATED PORTFOLIO M

By:		By:

	Name:		Name:
	Title:		Title:

CAPITAL VENTURES INTERNATIONAL		RADCLIFFE SPC, LTD. FOR AND ON
By:	Heights Capital Management, Inc. its authorized agent	BEHALF OF THE CLASS A CONVERTIBLE
CROSSOVER SEGREGATED PORTFOLIO
		By:	RG Capital Management, L.P.
		By:	RCG Management Company, LLC

By:		By:

	Name:		Name:
	Title:		Title:

YA GLOBAL INVESTMENTS, L.P.		CRANSHIRE CAPITAL, LP

By:		By:

	Name:		Name:
	Title:		Title:

PORTSIDE GROWTH AND OPPORTUNITY FUND

By:

Name:
Title:

5

RELEASE EXHIBIT A
SCHEDULE OF EARTH BIOFUELS, INC. SUBSIDIARIES
SUBSIDIARY
EARTH LNG, INC.
APPLIED LNG TECHNOLOGIES, USA, LLC
ALTERNATIVE DUAL FUELS, INC.
D/B/A APOLLO LEASING, INC.
ARIZONA LNG, LLC
FLEET STAR, INC.
DURANT BIOFUELS, LLC
EARTH BIOFUELS, TECHNOLOGY CO, LLC
D/B/A ADVANCED BIOFUELS TECHNOLOGY, LLC
EARTH BIOFUELS DISTRIBUTION CO
EARTH BIOFUELS OF CORDELE, LLC
B20 CUSTOMS LLC
EARTH BIOFUELS OPERATING, INC.
EARTH BIOFUELS RETAIL FUELS, CO.
EARTH ETHANOL, INC.
EARTH ETHANOL OF WASHINGTON LLC

6

RELEASE EXHIBIT B
SCHEDULE OF NOTEHOLDERS
NOTEHOLDERS
CASTLERIGG MASTER INVESTMENTS LTD.
PORTSIDE GROWTH AND OPPORTUNITY FUND
YA GLOBAL INVESTMENTS, L.P. FORMERLY
KNOWN AS CORNELL CAPITAL PARTNERS, LP
EVOLUTION MASTER FUND LTD. SPC.,
SEGREGATED PORTFOLIO M
RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF
THE CLASS A CONVERTIBLE CROSSOVER
SEGREGATED PORTFOLIO
CRANSHIRE CAPITAL L.P.
CAPITAL VENTURES INTERNATIONAL

7

EXHIBIT C
ESCROW AGREEMENT

8

Exhibit 99.3
PRIVILEGED AND CONFIDENTIAL
SUBJECT TO FRE 408
SRZ DRAFT 11/8/2007

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE	AFFIDAVIT OF
CLASS A CONVERTIBLE CROSSOVER SEGREGATED PORTFOLIO	CONFESSION OF JUDGMENT

Plaintiff

-against-	Index No.

EARTH BIOFUELS, INC.
Defendant.

STATE OF NEW YORK	)
	)	ss
COUNTY OF NEW YORK	)
     Mr. Dennis McLaughlin, being duly sworn, deposes and says:
     1. I am the Chief Executive Officer of Earth Biofuels, Inc. (“EBOF”) the Defendant in the above-entitled action, whose corporate address is 3001 Knox Street, Suite 403, Dallas, TX 75205.
     2. I am authorized by EBOF to confess judgment on EBOF’s behalf, in favor of plaintiff, Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio (“Radcliffe”) for the sum of $9,581,229 (as of September 28, 2007);
     3. Pursuant to Section 3218 of the New York Civil Practice Law and Rules, I hereby confess judgment on EBOF’s behalf, in favor of Radcliffe for $9,581,229 (as of September 28, 2007), and authorize it and its parents, subsidiaries, affiliates, agents, representatives, attorneys, executors, administrators, directors, officers, shareholders, employees, successors, assigns, predecessors, transferees, and insurers to enter judgment in the Supreme Court of the State of New York, County of New York, against EBOF in the amount of $9,581,229 (as of September 28, 2007).
     4. This confession of judgment is for a debt due and owing to Radcliffe, and arises under certain a promissory note dated July 24, 2006 issued pursuant to a Securities Purchase Agreement dated July 24, 2006 (the “Transaction Documents”).
     5. The debt is unconditionally due and owing to Radcliffe by virtue of numerous events of default arising under the Transaction Documents which have been
[Missing Graphic Reference]

acknowledged by EBOF in an interim restructuring agreement dated November [    ], 2007 (the “Interim Restructuring Agreement”) and as such are undisputed.
     6. Pursuant to the Interim Restructuring Agreement, EBOF also agreed and acknowledged that it is indebted to the Radcliffe in the amount of $9,581,229 (as of September 28, 2007), and confesses judgment herein on that debt.
     7. Further, as set forth in Section 3 of the Interim Restructuring Agreement if EBOF failed to meet the conditions set forth in Section 3 of the Interim Restructuring Agreement by the dates specified therein, then EBOF authorized the Radcliffe to file this Affidavit of Confession of Judgment in which EBOF confesses judgment in favor of Radcliffe and against EBOF in the amount of $9,581,229 (as of September 28, 2007).
     8. This confession of judgment does not violate section 3201 of the New York Civil Practice Law and Rules because it was “not executed prior to the time a default in the payment of an installment occurs in connection with the purchase of fifteen hundred dollars or less of any commodities for any use other than a commercial or business use upon any plan of deferred payments whereby the price or cost is payable in two or more installments.”
     9. This confession of judgment is not for the purpose of securing plaintiff against a contingent liability.

By:
Dennis McLaughlin
Chief Executive Officer Earth Biofuels, Inc.

Sworn to before me this                      day
of                     , 2007

NOTARY PUBLIC

2

Exhibit 99.4

GUARANTY AGREEMENT
          THIS GUARANTY AGREEMENT (the “Guaranty”) is executed as of November [     ], 2007, by the entities listed on the SCHEDULE OF EBOF SUBSIDIARIES attached hereto as Exhibit A (each, a “Guarantor,” and collectively, the “Guarantors”), for the ratable benefit of the lenders listed that are signatories hereto (collectively, the “Lenders”).
WITNESSETH:
     WHEREAS, Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio (“Radcliffe”), Castlerigg Master Investments Ltd. (“Castlerigg”), and Capital Ventures International (“CVI”; collectively, the “Initial Bridge Lenders”) are parties to a Securities Purchase Agreement, dated as of June 7, 2006 (the “Initial Bridge Securities Purchase Agreement”) with Earth Biofuels, Inc. (“EBOF”), pursuant to which EBOF issued, among other things, warrants to purchase 1,500,000 shares of common stock, $0.001 par value (the “Common Stock”), of EBOF at the exercise price of $2.93 (the “Initial Bridge Warrants”) and in connection with the Initial Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the “Initial Bridge Registration Rights Agreement,” collectively with the Initial Bridge Securities Purchase Agreement and the Initial Bridge Warrants, the “Initial Bridge Transaction Documents”) under which it agreed to cooperate in the registration of the securities under the Initial Bridge Securities Purchase Agreement;
     WHEREAS, Castlerigg (the “Second Bridge Lender”) is a party to a Securities Purchase Agreement, dated as of July 10, 2006 (the “Second Bridge Securities Purchase Agreement”) with EBOF, pursuant to which EBOF issued, among other things, warrants to purchase 1,500,000 shares of Common Stock at the exercise price of $2.50 (the “Second Bridge Warrants”) and in connection with the Second Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the “Second Bridge Registration Rights Agreement,” collectively with the Second Bridge Securities Purchase Agreement, Second Bridge Warrants, the “Second Bridge Transaction Documents”) under which it agreed to cooperate in the registration of the securities under the Second Bridge Securities Purchase Agreement;
     WHEREAS, Radcliffe, Castlerigg, CVI, YA Global Investments, L.P. (formerly known as Cornell Capital, L.P. (“Yorkville”)), Cranshire Capital L.P. (“Cranshire”), Portside Growth and Opportunity Fund (“Portside”), Evolution Master Fund Ltd. SPC, Segregated Portfolio M (“Evolution”), and Kings Road Investments Ltd. (“Kings Road”; collectively, the “Noteholders”) are parties to a Securities Purchase Agreement, dated as of July 24, 2006 (the “Securities Purchase Agreement”) with EBOF, pursuant to which EBOF issued (i) 8% Senior Convertible Notes (collectively, the “Notes”) in the aggregate principal amount of $52.5 million, which were unsecured and convertible into shares of Common Stock at $2.90 per share, and (ii) warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90 (the “Warrants”) and in connection with the Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the “Registration Rights Agreement,” collectively with the Initial Bridge Transaction Documents, the Second Bridge Transaction Documents, the Securities Purchase Agreement, Notes, and Warrants, the “Transaction Documents”) under which it agreed to cooperate in the registration of the securities under the Securities Purchase Agreement;

     WHEREAS, certain Noteholders individually delivered an Event of Default Redemption Notice to EBOF identifying various events of default under the Notes and demanding that EBOF redeem the Noteholders’ interest in the Notes at the so-called Event of Default Redemption Price, and EBOF failed to remit the Event of Default Redemption Price;
     WHEREAS, the Guarantors acknowledge that Events of Default (as defined in the Transaction Documents) have occurred and are continuing;
     WHEREAS, EBOF and the Guarantors acknowledge that the aggregate amount of the outstanding amount due and owing to the Noteholders is $100,651,173.00 (as of September 28, 2007), plus fees, costs and expenses, and such amount is payable to the Noteholders without set-off, counterclaim, deduction, offset or defense (the “Total Debt”);
     WHEREAS, on July 11, 2007, Radcliffe, Yorkville, Portside, Castlerigg and Evolution commenced an involuntary bankruptcy proceeding against EBOF pursuant to Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware, Case No. 07-10928 (CSS) (the “Bankruptcy Case”);
     WHEREAS, EBOF wishes to explore the possibility of restructuring and modifying the existing rights and obligations under the Transaction Documents with the Noteholders through one or more definitive documents to be negotiated during the course of the next 6 to 12 months (the “Restructuring Transaction”);
     WHEREAS, at EBOF’s request, the Lenders are willing, subject to and on the terms and conditions set forth in the Interim Restructuring Agreement (as defined below) and the documents to be executed in connection therewith, to forbear from exercising rights and remedies under the Transaction Documents and to consent to dismissal of the Bankruptcy Case in exchange for the terms hereof and of the Interim Restructuring Agreement and the other documents to be executed in connection therewith;
     WHEREAS, pursuant to the Interim Restructuring Agreement, dated November [     ], 2007 (the “Interim Restructuring Agreement”), EBOF has, among other things, executed confessions of judgment (the “Confessions of Judgment”), which shall not be filed until the occurrence of certain events specified in the Interim Restructuring Agreement;
     WHEREAS, to facilitate a consensual restructuring and the dismissal of the Bankruptcy Case, without which the Guarantors could themselves end up in bankruptcy and without the support of EBOF, the Guarantors have agreed to guarantee the full amount of the Total Debt for the ratable benefit of the Lenders.
     WHEREAS, interests in each Guarantor are owned directly or indirectly (as the case may be) by EBOF, and each Guarantor will directly benefit from the restructuring negotiations.
     NOW, THEREFORE, as an inducement to the Lenders to negotiate a restructuring, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

ARTICLE I
NATURE AND SCOPE OF GUARANTY
          Section 1.1 Guaranty of Debt. Each Guarantor hereby irrevocably, unconditionally, and jointly and severally guarantees for the ratable benefit1 of each Lender the prompt payment of each such Lender’s Pro Rata Share of the Total Debt, which shall be immediately due and payable upon demand after the occurrence of any of the following events:
(a)
prior to the Restructuring Consummation Deadline (as defined in section 1.1(e) below), either (x) an order for relief is entered in a case under the Bankruptcy Code with respect to Dennis McLaughlin, EBOF, or any Subsidiary, or (y) an involuntary bankruptcy petition is filed against EBOF or any Subsidiary and such petition is not dismissed on or before sixty (60) days after the date such petition is filed;

(b)
failure of EBOF to execute security documents (in form and substance acceptable to the Lenders holding 66 2/3% of the aggregate face amount of the Notes then outstanding (the “Required Lenders”), as determined by the Required Lenders in their sole discretion) sufficient to provide the Lenders with liens, subject only to any then-valid existing liens, on all of EBOF’s assets to secure EBOF’s obligations under the Confessions of Judgment and/or the Transaction Documents on or before ten (10) days after the date that the order dismissing the Bankruptcy Case is entered on the docket[2];

(c)
failure of all of EBOF’s subsidiaries (collectively, the “Subsidiaries”) to execute security documents (in form and substance acceptable to the Required Lenders as determined by the Required Lenders in their sole discretion) in favor of the Lenders, subject only to any then-valid existing liens, securing their respective obligations under this Guaranty on or before ten (10) days after the Dismissal Date;

(d)	failure of EBOF and Subsidiaries to execute a term sheet with the material terms of a restructuring (in form and substance acceptable to the Required Lenders in their sole discretion) (the

[1]
The ratable benefit will be determined by calculating the Lender’s pro rata share (“Pro Rata Share”), which means the ratio determined by dividing (x) the face amount of the Notes then held by such Lender by (y) the face amount of Notes then held by all Lenders.

[2]	The date that the order dismissing the Bankruptcy Case is entered on the docket and such order is not subject to any stay shall be referred to herein as the “Dismissal Date.”

“Restructuring Term Sheet”) on or before thirty (30) days after the Dismissal Date;

(e)
failure of EBOF and Subsidiaries to consummate the transactions contemplated in the Restructuring Term Sheet fully (as determined by the Required Lenders in their reasonable discretion) on or before one hundred and twenty (120) days after the Dismissal Date (the “Restructuring Consummation Deadline”);

(f)
any action is commenced to void, avoid, invalidate, subordinate, recharacterize, reduce or recover (in whole or in part) any or all of the Release, the McLaughlin Guaranty, the Noteholders’ claims against EBOF, the Confessions of Judgment, this Guaranty (each as described in the Interim Restructuring Agreement and collectively, the “Collateral Documents”), any claim of the Lenders under any of the Notes or the any of other Transaction Documents, any lien granted to secure any such claim or any obligation under any of the Collateral Documents or any of the Transaction Documents (including, without limitation, the actions described in sections 5(b) and (c) of the Interim Restructuring Agreement), or any payment made in respect of any such claim or obligation; or

(g)	EBOF or any Subsidiary grants or permits to exist any lien not in existence as of the date of this Guaranty on any of its assets.
          Section 1.2 Elimination of Guaranty. If EBOF and its Subsidiaries fully consummate the transactions contemplated by the Restructuring Term Sheet (as determined by the Required Lenders in their reasonable discretion) on or before the Restructuring Consummation Deadline, this Guaranty shall terminate and no longer be of any force and effect unless there is an action commenced seeking to void, avoid, invalidate, subordinate, recharacterize, reduce or recover (in whole or in part) any such transactions or any lien granted to secure, or any payment made on, any obligation owing to the Lenders in connection with any such transactions, any of the Transaction Documents, or any of the Collateral Documents.
          Section 1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. The obligations of each Guarantor to the Lenders under this Guaranty shall be joint and several. This Guaranty shall not be discharged by the assignment or negotiation of all or part of the Notes.
          Section 1.4 Guaranteed Obligations Not Reduced by Offset. The Guaranty and obligations of the Guarantors to the Lenders shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of EBOF or any of its Subsidiaries, or any other party, against the Lenders.
          Section 1.5 Payment By Guarantor. If all or any part of the obligations under this Guaranty shall not be punctually paid when due, the Guarantors shall, immediately upon demand by the Lenders pay in lawful money of the United States of America, the amounts due to the Lenders at the addresses as set forth herein for the Lenders. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.
          Section 1.6 No Duty To Pursue Others. It shall not be necessary for the Lenders (and the Guarantors hereby waive any rights that the Guarantors may have to require the Lenders), in order to enforce the obligations of the Guarantors hereunder, first to (a) institute suit or exhaust its remedies against EBOF or any Subsidiary or others liable under the Transaction Documents or the Confessions of Judgment or any other person, (b) enforce the Lenders’ rights against any collateral which shall ever have been given to secure any of the obligations of EBOF or its Subsidiaries, (c) enforce the Lenders’ rights against any other guarantors, (d) join EBOF or its Subsidiaries or any others liable on the Total Debt in any action seeking to enforce this Guaranty, or (f) resort to any other means of obtaining payment of the Total Debt. The Lenders shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Total Debt.
          Section 1.7 Payment of Expenses. In the event that any Guarantor should breach or fail to timely perform any provision of this Guaranty, the Guarantors shall, immediately upon demand by the Lenders, pay the Lenders all reasonable out-of-pocket costs and expenses (including court costs and attorneys’ fees) incurred by the Lenders in the enforcement hereof or the preservation of the Lenders’ rights hereunder. For the avoidance of doubt, the foregoing payment obligation shall be a joint and several obligation of the Guarantors.
          Section 1.8 Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, the Lenders must rescind or restore any payment, or any part thereof, received by the Lenders in satisfaction of the obligations hereunder, any prior release or discharge from the terms of this Guaranty given to Guarantors by the Lenders shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of the Guarantors that the Guarantors’ obligations hereunder shall not be discharged except by the Guarantors’ indefeasible payment of such obligations and then only to the extent of such performance.
          Section 1.9 Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the Lenders), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from EBOF, its Subsidiaries, or any other party liable for payment of any or all of the Total Debt for any payment made by any Guarantor under or in connection with this Guaranty or otherwise.

ARTICLE II
EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTOR’S OBLIGATIONS
          Each Guarantor hereby consents and agrees to each of the following, and agrees that the Guarantors’ obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) except as otherwise expressly provided herein which the Guarantors might otherwise have as a result of or in connection with any of the following:
          Section 2.1 Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Total Debt under the Transaction Documents.
          Section 2.2 Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Lenders to EBOF.
          Section 2.3 Condition of EBOF, Subsidiaries, or Guarantors. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of EBOF or any Subsidiary or any other party at any time liable for the payment of all or part of the Total Debt; or any dissolution of EBOF or any Subsidiary, or any sale, lease or transfer of any or all of the assets of EBOF or any Subsidiary, or any changes in the shareholders, partners or members of EBOF or any Subsidiary; or any reorganization of EBOF, any Subsidiary, or the Guarantors.
          Section 2.4 Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Total Debt, or any document or agreement executed in connection with the Total Debt, for any reason whatsoever is illegal, uncollectible or unenforceable.
          Section 2.5 Release of Obligors. Any full or partial release of the liability of EBOF or any Subsidiary on the Total Debt or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Total Debt, or any part thereof.
          Section 2.6 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Total Debt.
          Section 2.7 Offset. Any existing or future right of offset, claim or defense of EBOF or any Subsidiary against Lenders, or any other person, or against payment of the Total Debt, whether such right of offset, claim or defense arises in connection with the Total Debt or otherwise.
          Section 2.8 Merger. The reorganization, merger or consolidation of EBOF or any Subsidiary into or with any other corporation or entity.

          Section 2.9 Preference. Any payment by EBOF or any Subsidiary to Lenders is held to constitute a preference under bankruptcy laws, or for any reason Lenders are required to refund such payment or pay such amount to EBOF or any Subsidiary or someone else.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          To induce the Lenders to negotiate a restructuring of the Total Debt, each Guarantor represents and warrants to the Lenders as follows:
          Section 3.1 Benefit. EBOF is the direct or indirect owner of interests in each Guarantor (as the case may be), and each Guarantor has received, or will receive, direct and indirect benefits from the making of this Guaranty.
          Section 3.2 Familiarity and Reliance. Each Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of EBOF and its Subsidiaries; however, no Guarantor is relying on such financial condition as an inducement to enter into this Guaranty.
          Section 3.3 No Representation By Lenders. None of the Lenders, or any other party has made any representation, warranty or statement to any Guarantor in order to induce a Guarantor to execute this Guaranty.
          Section 3.4 Guarantors’ Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, each Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay all of its obligations and liabilities.
          Section 3.5 Legality. The execution, delivery and performance by each Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which such Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which such Guarantor is a party or which may be applicable to such Guarantor. This Guaranty is a legal and binding obligation of each Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.
          Section 3.6 Survival. All representations and warranties made by the Guarantors herein shall survive the execution hereof.

ARTICLE IV
MISCELLANEOUS
          Section 4.1 Effective Date. This Guaranty shall be placed into escrow pursuant to an escrow agreement (the form of which is attached hereto as Exhibit B) and shall be released from escrow and become effective as of the Dismissal Date.
          Section 4.2 Limitation of Liability. Each Guarantor hereby confirms that it intends that its obligations under this Guaranty will not constitute fraudulent transfers or conveyances under the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any similar foreign, federal, or state law. To the extent necessary to effectuate the foregoing intention, each Guarantor irrevocably agrees that its obligations under this Guaranty at any time shall be limited to the maximum amount as will result in such obligations not constituting a fraudulent transfer or conveyance under such foreign, federal, or state law.
          Section 4.3 Other Contractual Obligations. To the extent that any provision of this Guaranty results in an event of default under any agreement entered between any Guarantor and a third party before the effective date of this Guaranty, such provision of this Guaranty shall become null and void only to the extent such provision results in the event of default.
          Section 4.4 Waiver. No failure to exercise, and no delay in exercising, on the part of the Collateral Agent or Lenders, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Lenders hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.
               (a) Notices. Any written notice required to be given under this Guaranty shall be sent to the following by mail, electronic mail or facsimile, and shall be deemed given upon such mailing and sending by facsimile:
               If to EBOF or the Guarantors:
3001 Knox Street, Suite 403
Dallas, Texas 75205
Telephone:  (214) 389-9800
Facsimile:   (214) 389-9805
Attention:    Dennis McLaughlin

with a copy to:
Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Telephone:  (214) 969-4710
Facsimile:   (214) 969-4343
Attention:    Charles R. Gibbs, Esq.
               If to Sandell (to the extent a signatory hereto)
40 West 57th Street
26th Floor
New York, New York 10019
Telephone:  (212) 603-5700
Facsimile:   (212) 603-5710
Attention:    Cem Hacioglu (chacioglu@sandellmgmt.com)
                    Matthew Pliskin (mpliskin@sandellmgmt.com)
with a copy to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:  (212) 756-2000
Facsimile:   (212) 593-5955
Attention:    David M. Hillman, Esq.(david.hillman@srz.com)
                    Jeffrey S. Sabin, Esq.(jeffrey.sabin@srz.com)
               If to Radcliffe (to the extent a signatory hereto):
c/o RG Capital Management, L.P.
3 Bala Plaza — East, Suite 501
Bala Cynwyd, PA 19004
Telephone:  (610) 617-5911
Facsimile:   (610) 617-0570
Attention:    Gerald F. Stahlecker
                    (gstahlecker@radcliffefunds.com)
with a copy to:
Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Telephone:  (212) 230-8800

Facsimile:   (212) 230-8888
Attention:    Philip D. Anker, Esq. (Philip.Anker@wilmerhale.com)
               If to Yorkville(to the extent a signatory hereto):
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07303
Attention:    Eric Hansen, Esq.
                    (ehansen@yorkvilleadvisors.com)
with a copy to:
Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201
Telephone:  (214) 953-6571
Facsimile:   (214) 953-6503
Attention:    C. Luckey McDowell, Esq.
                    (luckey.mcdowell@bakerbotts.com)
               If to Cranshire (to the extent a signatory hereto):
Greenberg Traurig LLP
77 W. Wacker Dr., Suite 2500
Chicago, Illinois 60601
Telephone:  (312) 456-8448
Facsimile:   (312) 456-8435
Attention:    Todd Mazur, Esq. (mazurt@gtlaw.com)
                    Peter Lieberman (liebermanp@gtlaw.com)
               If to Evolution (the extent it executes this Agreement):
c/o Evolution Capital Management LLC
2425 Olympic Boulevard, Suite 120E
Santa Monica, California 90404
Telephone:  (310) 315-8866
Attention:    Brian S. Yeh (brian.yeh@evofund.com)
with a copy to:
Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Telephone:  (212) 504-6373
Facsimile:   (212) 504-6666
Attention:    Gregory M. Petrick, Esq.
                    (gregory.petrick@cwt.com)

               If to Kings Road (the extent it executes this Agreement):
c/o Polygon Investment Partners LP
598 Madison Avenue, 14th Floor
New York, New York 10022
Telephone:  (212) 359-7300
Facsimile:   (212) 359-7303
Attention:    Erik M.W. Casperson
                    (ecaspersen@polygoninv.com)
                    Brandon L. Jones (bjones@polygoninv.com)
with a copy to:
Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Telephone:  (213) 485-1234
Facsimile:   (213) 891-8763
Attention:    Russell Sauer, Esq. (russ.sauer@lw.com)
               If to CVI (the extent it executes this Agreement):
c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, California 94111
Telephone:  (415) 403-6510
Facsimile:   (610) 617-3896
Attention:    Michael Spolan (Michael.Spolan@sig.com)
with a copy to:
Klehr, Harrison, Harvey, Branzburg & Ellers, LLP
919 Market Street, Suite 1000
Wilmington, Delaware 19801
Telephone:  (302) 426-1189
Facsimile:   (302) 426-9193
Attention:    Richard M. Beck, Esq. (rbeck@klehr.com)
               If to Portside (the extent it executes this Agreement):
c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Telephone:  (212) 845-7955
Facsimile:   (212) 201-4802
Attention:    Jeffrey Smith (jsmith@ramius.com)
                    Peter Feld (pfeld@ramius.com)
                    Owen Littman (olittman@ramius.com)

with a copy to:
Hennigan, Bennett & Dorman
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Telephone:  (213) 694-1012
Facsimile:   (213) 694-1234
Attention:    Bruce Bennett, Esq. (bennettb@hbdlawyers.com)
          Section 4.5 Governing Law, Jurisdiction, Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. Each Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY.
          Section 4.6 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.
          Section 4.7 Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that no Guarantor may, without the prior written consent of the Lenders, assign any of its rights, powers, duties or obligations hereunder.
          Section 4.8 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.
          Section 4.9 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

          Section 4.10 Rights and Remedies. The exercise by the Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.
          Section 4.11 [Intentionally omitted.]
          Section 4.12 Extensions of Deadlines and Notice of Trigger Events. Any deadline under this Guaranty, including but not limited to, the timeframes set forth in sections 1.1(a)-(g) herein may be extended by the mutual written agreement of the Lenders and EBOF (on behalf of the Guarantors). In the event of any default under this Guaranty, including but not limited to, the expiration of any deadline set forth in sections 1.1(a)-(g), the defaulting party shall be entitled to three (3) business days’ notice of the default and the opportunity to cure such default.
          Section 4.13 Recovery by Lenders. Any proceeds recovered by any Lender under this Guaranty in excess of its Pro Rata Share of the Total Debt shall be held by such Lender in trust for the pro rata benefit of the other Lenders and distributed accordingly. This provision shall survive termination of this Guaranty.
          Section 4.14 After Acquired Claims. In the event that a Lender acquires (and continues to hold) the Notes and Warrants (the “Excluded Securities”) under the Transaction Document of a Noteholder that is not a signatory hereto (an “Excluded Noteholder”), such Excluded Securities acquired (and held) by such Lender shall be deemed to be Notes and Warrants of such Lender governed by the terms and conditions of this Guaranty and the Collateral Documents (and the benefits thereunder) as if such Excluded Securities were held by such Lender as of the date of this Guaranty (but only for so long as such Excluded Securities are held by such Lender). The Pro Rata Share of any Lender that acquires Notes from an Excluded Noteholder (or that transfers any portion of its Notes) shall be adjusted accordingly.
          Section 4.15 Entirety. THIS GUARANTY EMBODIES THE FINAL AND ENTIRE AGREEMENT OF THE GUARANTORS WITH RESPECT TO THE GUARANTORS’ GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTORS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN OR AMONG THE GUARANTORS AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN OR AMONG THE GUARANTORS AND ANY LENDER.

          EXECUTED as of the day and year first above written.

Earth LNG, Inc.		Earth Biofuels, Technology Co, LLC d/b/a Advanced Biofuels Technology, LLC

By:		By:

	Name:		Name:
	Title:		Title:

Applied LNG Technologies, USA, LLC		Earth Biofuels Distribution Co.

By:		By:

	Name:		Name:
	Title:		Title:

Alternative Dual Fuels, Inc. d/b/a Apollo Leasing, Inc.		Earth Biofuels of Cordele, LLC

By:		By:

	Name:		Name:
	Title:		Title:

Arizona LNG, LLC		B20 Customs LLC

By:		By:

	Name:		Name:
	Title:		Title:

Fleet Star, Inc.		Earth Biofuels Operating, Inc.

By:		By:

	Name:		Name:
	Title:		Title:

Durant Biofuels, LLC		Earth Biofuels Retail Fuels, Co.

By:		By:

	Name:		Name:
	Title:		Title:

Earth Ethanol of Washington LLC		Earth Ethanol, Inc.

By:		By:

	Name:		Name:
	Title:		Title:

     IN WITNESS WHEREOF, the Lenders below have caused their respective signature page to this Guaranty to be duly executed as of the date first written above.

Castlerigg Master Investments Ltd.		Kings Road Investments Ltd.
By:	Sandell Asset Management Corp.

By:		By:

	Name:		Name:
	Title:		Title:

Evolution Master Fund Ltd. SPC, Segregated Portfolio M		Capital Ventures International By: Heights Capital Management, Inc. its authorized agent

By:		By:

	Name:		Name:
	Title:		Title:

Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio By: RG Capital Management Company, LLC By: RGC Management Company, LLC		YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP By: Yorkville Advisors, LLC Its: General Partner

By:		By:

	Name:		Name:
	Title:		Title:

Cranshire Capital, LP		Portside Growth and Opportunity Fund

By:		By:

	Name:		Name:
	Title:		Title:

EXHIBIT A
SCHEDULE OF EBOF SUBSIDIARIES
Subsidiary
Earth LNG, Inc.
Applied LNG Technologies, USA, LLC
Alternative Dual Fuels, Inc.
d/b/a Apollo Leasing, Inc.
Arizona LNG, LLC
Fleet Star, Inc.
Durant Biofuels, LLC
Earth Biofuels, Technology Co, LLC
d/b/a Advanced Biofuels Technology, LLC
Earth Biofuels Distribution Co
Earth Biofuels of Cordele, LLC
B20 Customs LLC
Earth Biofuels Operating, Inc.
Earth Biofuels Retail Fuels, Co.
Earth Ethanol, Inc.
Earth Ethanol of Washington LLC

EXHIBIT B
ESCROW AGREEMENT

Exhibit 99.5

ESCROW AGREEMENT
          Escrow Agreement dated as of November [     ], 2007 (the “Agreement Date”) among (i) SCHULTE ROTH & ZABEL LLP (“SRZ”); (ii) LENDERS that are signatories hereto (collectively, the “Lenders”); (iii) EARTH BIOFUELS, INC., a Delaware Corporation, (“EBOF”); (iv) DENNIS MCLAUGHLIN, (“McLaughlin”) an individual; and (v) entities listed on the SCHEDULE OF EBOF SUBSIDIARIES attached hereto as Schedule A (individually, a “Subsidiary” and collectively, the “Subsidiaries”). SRZ, the Lenders, EBOF, McLaughlin, and the Subsidiaries shall each be referred to herein as a “Party” and collectively, the “Parties.”
          WHEREAS, EBOF and certain Noteholders1 are parties to a Securities Purchase Agreement, dated as of July 24, 2006 (the “Securities Purchase Agreement”), pursuant to which EBOF issued (i) 8% Senior Convertible Notes in the aggregate principal amount of $52.5 million, which were unsecured and convertible into shares of EBOF’s common stock at $2.90 per share, and (ii) warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90; and in connection with the Securities Purchase Agreement, EBOF executed a Registration Rights Agreement under which it agreed to cooperate in the registration of the securities under the Securities Purchase Agreement.
          WHEREAS, on July 11, 2007, Radcliffe, Yorkville, Castlerigg, Portside and Evolution (collectively, the “Petitioning Creditors”) commenced an involuntary bankruptcy proceeding against EBOF pursuant to Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Case No. 07-10928 (CSS) (the “Bankruptcy Case”);
          WHEREAS, pursuant to the Interim Restructuring Agreement dated November [     ], 2007 (the “Interim Restructuring Agreement”), the parties thereto agreed to execute the Interim Restructuring Agreement and related exhibits and to place the executed agreement and related exhibits in escrow with SRZ pending the release condition described below;
          WHEREAS, pursuant to the Purchase and Sale Agreements, each dated November [     ], 2007 (the “Purchase and Sale Agreements”), the parties thereto agreed to execute the Purchase and Sale Agreements and to place each executed agreement in escrow with SRZ pending the release condition described below;
          WHEREAS, pursuant to the Release, dated November [     ], 2007 (the “Release”) the parties thereto agreed to execute the Release and to place the executed Release in escrow with SRZ pending the release condition described below;
          WHEREAS, pursuant to the Guaranty by Dennis McLaughlin, dated November [     ], 2007 (the “McLaughlin Guaranty”) the parties thereto agreed to execute the McLaughlin

[1]
“Noteholders” shall mean Castlerigg Master Investments Ltd. (“Castlerigg”); Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio (“Radcliffe”); Cranshire Capital L.P. (“Cranshire”); and YA Global Investments, L.P. (formerly known as Cornell Capital, L.P. (“Yorkville”)), Portside Growth and Opportunity Fund (“Portside”), Capital Ventures International, Evolution Master Fund Ltd. SPC, Segregated Portfolio M (“Evolution”), and Kings Road Investments Ltd.

1

Guaranty and to place the executed McLaughlin Guaranty in escrow with SRZ pending the release condition described below;
          WHEREAS, pursuant to the Guaranty by the Subsidiaries, dated November [___], 2007 (the “Subsidiary Guaranty”) the parties thereto agreed to execute the Subsidiary Guaranty and to place the executed Subsidiary Guaranty in escrow with SRZ pending the release condition described below;
          WHEREAS, pursuant to the Confessions of Judgment, each dated November [___], 2007 (the “Confessions of Judgment”) EBOF agreed to execute the Confessions of Judgment and to place the executed Confessions of Judgment in escrow with SRZ pending the release condition described below;
          WHEREAS, SRZ has agreed to serve as escrow agent pursuant to the terms and conditions hereof and to hold and release the (i) Interim Restructuring Agreement; (ii) Purchase and Sale Agreements; (iii) Release; (iv) McLaughlin Guaranty; (v) Subsidiary Guaranty; and (vi) Confessions of Judgment (collectively, the “Escrow Documents”) in accordance with section 3 of this Escrow Agreement.
          NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties hereto agree as follows:
     1. Appointment of and Acceptance by SRZ. The Parties hereby appoint SRZ to serve as escrow agent hereunder. SRZ hereby accepts such appointment and, upon receipt of the Escrow Documents, agrees to hold and release the Escrow Documents in accordance with this Escrow Agreement. SRZ does not have any interest in the Escrow Documents but is serving as escrow agent only and having only possession thereof.
     2. Delivery of Escrow Documents to SRZ. Each Party hereto agrees to deliver original versions of the executed Escrow Documents (applicable to such Party) to SRZ.
     3. Release Conditions. SRZ shall hold the Escrow Documents until the date that is the earlier of (i) an order dismissing the Bankruptcy Case (a “Dismissal Order”) is entered on the Bankruptcy Court’s docket and such order is not subject to a stay (the “Dismissal Date”); and (ii) December 21, 2007. If the Dismissal Date occurs on or before December 21, 2007 (or such later date as may be agreed in writing by all Lenders prior to the expiration of such date or dates), the provisions of the Escrow Documents not already effective shall become effective upon the Dismissal Date with no further action required by any Party, and SRZ shall release the Escrow Documents to the respective Parties that are signatories to such documents. If the Dismissal Date fails to occur on or before December 21, 2007 (or such later date as may be agreed in writing by all Lenders prior to the expiration of such date or dates) (a “Failure Event”), then, (a) EBOF shall immediately file a notice of withdrawal of the joint motion to dismiss the Bankruptcy Case (the “Withdrawal Notice”), which the Lenders that are Petitioning Creditors hereby authorize upon the occurrence of a Failure Event (or if EBOF fails to do so, EBOF hereby authorizes the Lenders that are Petitioning Creditors to do so on EBOF’s behalf), and (b) the Escrow Documents shall be of no further force or effect, and SRZ shall return the Escrow Documents to the respective Parties that delivered such documents to SRZ upon entry of the

2

Withdrawal Notice on the docket of the Bankruptcy Court, provided that a Dismissal Order has not been previously docketed. If the joint motion to dismiss the Bankruptcy Case is denied, or a Withdrawal Notice is filed before a Dismissal Order (if any) is entered as provided above, in each case, to the fullest extent possible each of the Parties shall be restored to the position it held immediately before the Agreement Date, the Escrow Documents shall be of no further force or effect, and SRZ shall return the Escrow Documents to the respective Parties that delivered such documents to SRZ.
     4. Duties and Responsibilities of SRZ. The Parties acknowledge and agree that SRZ (i) shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof.
     5. Exculpation and Indemnification. SRZ shall not be liable for, and each Party shall jointly and severally indemnify and hold SRZ harmless from and against, any and all losses, liabilities, claims, actions, damages and expenses, including attorneys’ fees and disbursements, arising out of or in connection with this Escrow Agreement. This section shall survive termination of this Escrow Agreement.
     6. Termination. This Escrow Agreement shall continue in effect until the earlier of the following to occur: (i) all Escrow Documents are released, or (ii) December 21, 2007, unless such date is extended in writing by all Lenders.
     7. Notices. Any written notice required to be given under this Escrow Agreement shall be sent to the following by mail, electronic mail or facsimile, and shall be deemed given upon such mailing and sending by facsimile:
If to SRZ:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:  (212) 756-2000
Facsimile:   (212) 593-5955
Attention:    David M. Hillman, Esq. (david.hillman@srz.com)
                    Jeffrey S. Sabin, Esq. (jeffrey.sabin@srz.com)
If to EBOF, Dennis McLaughlin, or the Subsidiaries:
3001 Knox Street, Suite 403
Dallas, Texas 75205
Telephone:  (214) 389-9800
Facsimile:   (214) 389-9805
Attention:    Dennis McLaughlin

3

with a copy to:
Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Telephone:  (214) 969-4710
Facsimile:   (214) 969-4343
Attention:    Charles R. Gibbs, Esq.
If to Castlerigg (to the extent a signatory hereto):
40 West 57th Street
26th Floor
New York, New York 10019
Telephone:  (212) 603-5700
Facsimile:   (212) 603-5710
Attention:    Cem Hacioglu (chacioglu@sandellmgmt.com)
                    Matthew Pliskin (mpliskin@sandellmgmt.com)

with a copy to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:  (212) 756-2000
Facsimile:   (212) 593-5955
Attention:    David M. Hillman, Esq. (david.hillman@srz.com)
                    Jeffrey S. Sabin, Esq. (jeffrey.sabin@srz.com)
If to Radcliffe (to the extent a signatory hereto):
c/o RG Capital Management, L.P.
3 Bala Plaza — East, Suite 501
Bala Cynwyd, PA 19004
Telephone:  (610) 617-5911
Facsimile:   (610) 617-0570
Attention:    Gerald F. Stahlecker
                    (gstahlecker@radcliffefunds.com)

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Telephone:  (212) 230-8800

4

Facsimile:   (212) 230-8888
Attention:    Philip D. Anker, Esq. (Philip.Anker@wilmerhale.com)
If to Yorkville (to the extent a signatory hereto):
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07303
Attention:    Eric Hansen, Esq. (ehansen@yorkvilleadvisors.com)

with a copy to:

Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201
Telephone:  (214) 953-6571
Facsimile:   (214) 953-6503
Attention:    C. Luckey McDowell, Esq. (luckey.mcdowell@bakerbotts.com)
If to Cranshire (to the extent a signatory hereto):
Greenberg Traurig LLP
77 W. Wacker Dr., Suite 2500
Chicago, Illinois 60601
Telephone:  (312) 456-8448
Facsimile:   (312) 456-8435
Attention:    Todd Mazur, Esq. (mazurt@gtlaw.com)
                    Peter Lieberman (liebermanp@gtlaw.com)
If to Evolution (to the extent a signatory hereto):
c/o Evolution Capital Management LLC
2425 Olympic Boulevard, Suite 120E
Santa Monica, California 90404
Telephone:  (310) 315-8866
Attention:    Brian S. Yeh (brian.yeh@evofund.com)

with a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Telephone:  (212) 504-6373
Facsimile:   (212) 504-6666
Attention:    Gregory M. Petrick, Esq.
                    (gregory.petrick@cwt.com)

5

If to Kings Road (to the extent a signatory hereto):
c/o Polygon Investment Partners LP
598 Madison Avenue, 14th Floor
New York, New York 10022
Telephone:  (212) 359-7300
Facsimile:   (212) 359-7303
Attention:    Erik M.W. Casperson
                    (ecaspersen@polygoninv.com)
Brandon L. Jones (bjones@polygoninv.com)

with a copy to:

Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Telephone:  (213) 485-1234
Facsimile:   (213) 891-8763
Attention:    Russell Sauer, Esq. (russ.sauer@lw.com)
If to CVI (to the extent a signatory hereto):
c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, California 94111
Telephone:  (415) 403-6510
Facsimile:   (610) 617-3896
Attention:    Michael Spolan (Michael.Spolan@sig.com)

with a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers, LLP
919 Market Street, Suite 1000
Wilmington, Delaware 19801
Telephone:  (302) 426-1189
Facsimile:   (302) 426-9193
Attention:    Richard M. Beck, Esq. (rbeck@klehr.com)
If to Portside (to the extent a signatory hereto):
c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Telephone:  (212) 845-7955
Facsimile:   (212) 201-4802
Attention:    Jeffrey Smith (jsmith@ramius.com)
                    Peter Feld (pfeld@ramius.com)
                    Owen Littman (olittman@ramius.com)

6

[

with a copy to:

Hennigan, Bennett & Dorman
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Telephone:  (213) 694-1012
Facsimile:   (213) 694-1234
Attention:    Bruce Bennett, Esq. (bennettb@hbdlawyers.com)
     8. Governing Law, Jurisdiction, Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Escrow Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. The Parties hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Parties hereby irrevocably waive personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Escrow Agreement and agree that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS ESCROW AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
     9. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
     10. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Escrow Agreement.
     11. Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Escrow Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.
     12. Effective Date. This Escrow Agreement shall be effective as of the date first mentioned above.

7

     IN WITNESS WHEREOF, the Parties to this Escrow Agreement have caused their respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

Earth Biofuels, Inc.	Castlerigg Master Investments Ltd. By: Sandell Asset Management Corp.

By:	By:

Name:	Name:
Title:	Title:

Evolution Master Fund Ltd. SPC, Segregated Portfolio M	Capital Ventures International

By: Heights Capital Management, Inc. its authorized agent

By:	By:

Name:	Name:
Title:	Title:

Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio	YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP

By: RG Capital Management Company, LLC	By: Yorkville Advisors, LLC
By: RGC Management Company, LLC	Its: General Partner

By:	By:

Name:	Name:
Title:	Title:

Cranshire Capital, LP	Portside Growth and Opportunity Fund

By:	By:

Name:	Name:
Title:	Title:

Kings Road Investments Ltd.

By:

Name:
Title:

8

     IN WITNESS WHEREOF, the parties to this Escrow Agreement have caused their respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

Name
Signature
Address

STATE OF TEXAS COUNTY OF DALLAS	) ) )	ss.
          BEFORE ME, the undersigned authority, on this day personally appeared DENNIS MCLAUGHLIN, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.
          Given under my hand and seal of office, this ___day of __________, 2007.

(Seal)	Notary Public, State of Texas
(Notary’s Name Typed or Printed)
My Commission Expires:

9

     IN WITNESS WHEREOF, the parties to this Escrow Agreement have caused their respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

Earth LNG, Inc.		Earth Biofuels, Technology Co, LLC d/b/a Advanced Biofuels Technology, LLC

By:		By:

	Name:		Name:
	Title:		Title:

Applied LNG Technologies, USA, LLC		Earth Biofuels Distribution Co.

By:		By:

	Name:		Name:
	Title:		Title:

Alternative Dual Fuels, Inc. d/b/a Apollo Leasing, Inc.		Earth Biofuels of Cordele, LLC

By:		By:

	Name:		Name:
	Title:		Title:

Arizona LNG, LLC		B20 Customs LLC

By:		By:

	Name:		Name:
	Title:		Title:

Fleet Star, Inc.		Earth Biofuels Operating, Inc.

By:		By:

	Name:		Name:
	Title:		Title:

Durant Biofuels, LLC		Earth Biofuels Retail Fuels, Co.

By:		By:

	Name:		Name:
	Title:		Title:

10

Earth Ethanol of Washington LLC		Earth Ethanol, Inc.

By:		By:

	Name:		Name:
	Title:		Title:

11

[

     IN WITNESS WHEREOF, the Parties to this Escrow Agreement have caused their respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

SCHULTE ROTH & ZABEL LLP in its capacity as escrow agent

By:
Title:

12

SCHEDULE A
SCHEDULE OF EBOF SUBSIDIARIES
Subsidiary
Earth LNG, Inc.
Applied LNG Technologies, USA, LLC
Alternative Dual Fuels, Inc. d/b/a Apollo Leasing, Inc.
Arizona LNG, LLC
Fleet Star, Inc.
Durant Biofuels, LLC
Earth Biofuels, Technology Co, LLC d/b/a Advanced Biofuels Technology, LLC
Earth Biofuels Distribution Co
Earth Biofuels of Cordele, LLC
B20 Customs LLC
Earth Biofuels Operating, Inc.
Earth Biofuels Retail Fuels, Co.
Earth Ethanol, Inc.
Earth Ethanol of Washington LLC

13